INVESTOR DAY APRIL 25, 2018 NEW YORK

AGENDA CORPORATE STRATEGY & VISION FRAN HOROWITZ GLOBAL TRANSFORMATION JOANNE CREVOISERAT HOLLISTER & GILLY HICKS OVERVIEW KRISTIN SCOTT A&F AND ABERCROMBIE KIDS OVERVIEW STACIA ANDERSEN FINANCIAL OBJECTIVES SCOTT LIPESKY MORNING IN REVIEW FRAN HOROWITZ PANEL Q&A EXECUTIVE LEADERSHIP

FORWARD LOOKING STATEMENTS A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward- looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 3, 2018 in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2018 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes references to 2017 adjusted non-GAAP results. Additional details and a reconciliation of GAAP to non-GAAP financial measures are included in the Form 10-K filed on April 2, 2018, which is available in the “Investors” section of the company’s website located at corporate.abercrombie.com.

FRAN HOROWITZ Chief Executive Officer ABERCROMBIE & FITCH CO.

TRANSFORMING WHILE GROWING LOW SINGLE-DIGIT TOTAL SALES CAGR DOUBLE 2017 ADJ. EBIT MARGIN STRONG ASSETS & BALANCE SHEET OMNICHANNEL INFRASTRUCTURE THE RIGHT TEAM & RESOURCES CLEAR PLAN POSITIVE COMP SALES GLOBAL GROWTH GROSS MARGIN EXPANSION OPEX LEVERAGE

FRAN HOROWITZ Chief Executive Officer KRISTIN SCOTT President, Hollister and Gilly Hicks STACIA ANDERSEN President, Abercrombie & Fitch and kids JOANNE CREVOISERAT Chief Operating Officer SCOTT LIPESKY Chief Financial Officer

STRATEGIC PILLARS INSPIRE CUSTOMERS INNOVATE RELENTLESSLY DEVELOP LEADERS

CONVICTIONS PERSONAL CONNECTION BRANDS MATTER STORES EVOLVING CONTINUOUS INNOVATION

OUR JOURNEY STABILIZE TRANSFORM ACCELERATE

THREE YEAR OBJECTIVES LOW SINGLE-DIGIT TOTAL SALES CAGR DOUBLE 2017 ADJUSTED EBIT MARGIN MODEST GROSS MARGIN EXPANSION OPERATING EXPENSE LEVERAGE GLOBAL MARKET EXPANSION POSITIVE COMPARABLE SALES

OUR VISION STABILIZE TRANSFORM ACCELERATE $5B FAMILY OF GLOBAL LEADING LIFESTYLE BRANDS DRIVE COMPARABLE SALES GROWTH EXPAND GROSS MARGINS LEVERAGE EXPENSES TAKE SHARE IN THE US EXPAND GLOBALLY

Diverse experience Proven capabilities Customer-centric Financial discipline OUR TEAM Evolving market preferences Agility and flexibility to adapt Proven playbook OUR TIMEOUR ASSETS Iconic Brands Global operating experience Digital and omni infrastructure Balance Sheet and resources

STABILIZE PRODUCT VOICE EXPERIENCE

OUR JOURNEY STABILIZE TRANSFORM ACCELERATE ORIENTED AROUND CUSTOMER ALIGNED PRODUCT, VOICE & EXPERIENCE RETURNED TO GROWTH BUILT THE FOUNDATION

DIFFERENTIATION PEOPLE PRODUCT PROCESS

WHAT DO WE STAND FOR? WHAT IS OUR PURPOSE? WHO DO WE SERVE? WHO ARE WE?

TALENT EMPOWERED CUSTOMER FOCUSED EXPERIENCED

THEN NOW CUSTOMERSBRANDS

THEN NOW MARKETING

THEN NOW DESIGN

THEN MERCHANTS NOW

THEN NOW SUPPLY CHAIN & SOURCING

THEN NOW STORES

THEN NOW DIGITAL

MILESTONES

2014

- New board composition
- Joanne joins
- Fran joins
- Launched Hco prototype
- Launched Franchise

2015

- Formed Office of the Chairman of the Board
- Launched wholesale
- Fran promoted to President & Chief Merchandising Officer
- HCO positive comp sales

2016

- Brand Presidents join
- Launched Hco on Tmall
- Launched Club Cali
- Launched A&F Prototype

2017

- (re)Launched Gilly Hicks
- Fran promoted to CEO, Joanne to COO
- Launched A&F Club
- Launched Kids prototype
- Scott rejoins as CFO
- A&F positive comp sales

2018

TRANSFORMING WHILE GROWING LOW SINGLE-DIGIT TOTAL SALES CAGR DOUBLE 2017 ADJ. EBIT MARGIN STRONG ASSETS & BALANCE SHEET OMNICHANNEL INFRASTRUCTURE THE RIGHT TEAM & RESOURCES CLEAR PLAN POSITIVE COMP SALES GLOBAL GROWTH GROSS MARGIN EXPANSION OPEX LEVERAGE

OUR VISION STABILIZE TRANSFORM ACCELERATE $5B FAMILY OF GLOBAL LEADING LIFESTYLE BRANDS

GLOBAL TRANSFORMATION JOANNE CREVOISERAT Chief Operating Officer

OUR JOURNEY STABILIZE TRANSFORM ACCELERATE

TRANSFORMATION OPTIMIZE STORE NETWORK ENHANCE OMNICHANNEL CAPABILITIES STREAMLINE CONCEPT TO CUSTOMER OPTIMIZE MARKETING INVESTMENTS

OPTIMIZE STORE NETWORK

OPTIMIZE STORE NETWORK TODAY ~1,100 ~870 PEAK

US STORE DENSITY Evolving customer preferences Declining mall traffic Lease flexibility 1. Store counts as of 2017 Source: Cowen, Experiential Retail (April 2018) 1 UNITED STATES 285 MALLS HOLLISTER 394 ~1,200 A&F / KIDS

Close underperforming stores Invest in improved experiences Selectively open stores COMP SALES GROWTH & PRODUCTIVITY NORTH AMERICA

Shift to more productive spaces Open stores and capture local customers Build brand awareness & consideration LONG-TERM OPPORTUNITY $1.0+B EUROPE

Selectively open stores Build brand awareness on T-Mall LONG-TERM OPPORTUNITY $500+M ASIA

PROTOTYPES HOLLISTER ABERCROMBIE & FITCH ABERCROMBIE KIDS

FLAGSHIP SHIFT PEDDER STREET ~$550 SALES / GSF HARBOUR CITY ~$1,700 SALES / GSF

NORTH AMERICA Close underperforming stores Invest in improved experiences Selectively open stores EUROPE Shift to more productive spaces Open stores and capture local customers Build brand consideration with wholesale ASIA Selectively open stores Build brand awareness on T-Mall GLOBAL NETWORK STRATEGY REST OF WORLD Partner with leading wholesalers and JV / franchisers

ENHANCE OMNICHANNEL CAPABILITIES

OMNICHANNEL INFRASTRUCTURE 20 WEBSITES 11 LANGUAGES 29 CURRENCIES

ENHANCE DIGITAL & OMNI CAPABILITIES ~$400M INVESTED (SINCE 2010) 2017 EST INDUSTRY AVERAGE (US) 2017 28% 2010 12% DIGITAL PENETRATION

SCAN TO SHOP SHOP THE LOOK SEAMLESS SHARING

EXPAND CAPABILITIES FOUNDATION RESERVE IN STORE SHIP FROM STORE POPINS ORDER IN STORE FUTURE INVESTMENT STORES TECHNOLOGY ASSOCIATE SELLING TOOLS

ORDER PLACED PRODUCT LOCATION PAYMENT LOCATION DELIVERY LOCATION STORES SHIP TO HOME/ SHIP FROM STORE POPINS ORDER IN STORE RESERVE IN STORE OPTIMIZE OMNI FULFILLMENT CUSTOMER Excludes return capabilities, including return to store or online returns

STREAMLINE CONCEPT TO CUSTOMER

AGILE SUPPLY CHAIN CHASE READ & REACT FABRIC PLATFORMING STRONG SUPPLIER RELATIONSHIPS DIVERSE SOURCING NETWORK

CONCEPT TO CUSTOMER WHAT WE BUY WHERE WE SOURCE HOW WE BUY HOW WE ALLOCATE HOW WE PRICE

OPTIMIZE MARKETING INVESTEMENTS

LOYALTY PROGRAM MEMBER ACCOUNTS (IN MILLIONS) CLUB CALI A&F CLUB 2017 14 10 4 2016 5 5

PERSONALIZATION PERSONALIZE MARKETING TARGET PROMOTIONS TAILOR EXPERIENCE MEASURE & LEARN OPTIMIZE MEDIA DATA & ANALYTICS

OUR JOURNEY STABILIZE TRANSFORM ACCELERATE OPTIMIZE STORE NETWORK ENHANCE OMNI CAPABILITIES STREAMLINE CONCEPT TO CUSTOMER OPTIMIZE MARKETING INVESTMENTS

HOLLISTER KRISTIN SCOTT President, Hollister and Gilly Hicks

CONFIDENTIAL BRAND DNA DNA CAREFREE CALIFORNIA FREEDOM TO BELONG ENDLESS POSSIBILITIES BRAND NATURAL STATE PLAYFUL EXPRESSION IDEALISTIC SPIRIT PRODUCT CONVICTION WE BELIEVE IN LIBERATING THE SPIRIT OF SUMMER INSIDE EVERYONE POSITION EFFORTLESS CALIFORNIAN STYLE CREATED TO MAKE FREEDOM AND POSSIBILITY FEEL ENDLESS

OUR CUSTOMER STRESSED CREATIVE ACHIEVEMENT ORIENTATED ACCEPTING SELF- STARTERS INCLUSIVE CAREFREE CALIFORNIA ENDLESS POSSIBILITIES FREEDOM TO BELONG GEN Z

2017 PRODUCT VOICE EXPERIENCE

CUSTOMER AT THE CENTER POINTS OF FEEDBACK ~1 M STORE VISITS ~2,000 CUSTOMER VOICES ~40,000

WHERE OUR CUSTOMERS ARE CUSTOMERS @BEAUTYCON @SNEAKERCON @COFFEE RUNS @HIGH SCHOOLS

PRODUCT

MUST WIN MUST GROW

VOICE

► Industry leading Instagram engagement ► Snapchat “Best Filter of 2017” ► AwesomenessTV show, This is Summer ► Double-digit lifts across metrics ► Spotify generated 1+M views ► Artist collaborations ► 4.5+M plays ► 15+ years playtime / engagement SOCIAL VIDEO MUSIC GAMING DISCOVERY

EXPERIENCE

OMNICHANNEL CLUB CALI REAL ESTATE STORE STAFFING ► Industry leader in Omnichannel customer experiences ► Encouraged by the engagement ► 10+M members in 2 years ► High spend & transaction rates ► Open & easy-to- shop remodels ► ~70% of best malls remodeled ► Empowered associates ► New robust training tools ENHANCED EXPERIENCE

2018 PRODUCT VOICE EXPERIENCE

PRODUCT MUST WIN MUST GROW PRODUCT DISTORTIONS SPEED TO MARKET

VOICE

INNOVATIVE MARKETING

EXPERIENCE REAL ESTATE CLUB CALI OMNICHANNEL

OUR JOURNEY STABILIZE TRANSFORM ICONIC BRANDS STRONG FOUNDATIONS CUSTOMER FOCUSED EXPERIENCED TEAM GROWTH OPPORTUNITY

INTERMISSION INVESTOR DAY APRIL 25, 2018 NEW YORK

STACIA ANDERSEN President, Abercrombie & Fitch and kids ABERCROMBIE & FITCH

OUR CUSTOMER INSPIRATION AGED 21-24 DISCERNING CHANGE AGENTS INDEPENDENT DIGITAL NATIVES INFLUENTIAL INNOVATIVE

CONFIDENTIAL CONVICTION POSITION A&F BRAND DNA 78 DNA BRAND AUDACIOUSLY OPTIMISTIC PUSHING YOU TO DISCOVER DARING SPIRIT QUALITY CRAFTSMANSHIP CLASSIC; ALL-AMERICAN CASUAL; EFFORTLESS PRODUCT WE BELIEVE THAT ONLY THROUGH THE PURSUIT OF ADVENTURE CAN YOU FEEL TRULY ALIVE CASUAL ALL-AMERICAN STYLE THAT READIES YOU FOR LIFE’S EVERYDAY ADVENTURES

2017 PRODUCT VOICE EXPERIENCE

PRODUCT

PRODUCT: • ASSORTMENT ARCHITECTURE • VERSATILITY, COMFORT, FIT • INVENVTORY ASSORTMENT ARCHITECTURE VERSATILITY INVENTORY

VOICE

SITE VISITS 400,000+ YOY SOCIAL MENTIONS +30% BRAND IMPRESSIONS 300+M

INNOVATIVE MARKETING IMPRESSIONS AMONG 18 TO 24-YEAR-OLD SNAPCHAT USERS 50M ADVANCED THOR & JUSTICE LEAGUE SCREENINGS 30+

EXPERIENCE

► 5-star app ► POPinS ► Order-in-store ► Reserve-in-store ► 4 M customers ► Members spent & transacted more ► #1 ranked men’s store on launch day ► Exceeded 2017 sales expectations ► Started prototype rollout ► Enhanced fitting rooms ► Store training OMNICHANNEL LOYALTY T-MALL STORE EXPERIENCE

2018 PRODUCT VOICE EXPERIENCE

PRODUCT MUST WIN / MUST GROW TAILORED ASSORTMENT SPEED TO MARKET

VOICE A&F CLUB EXPERIENCES MUSIC FESTIVALS AMBASSADOR PROGRAM

EXPERIENCE CAMPUS BASED STORES PROTOTYPE STORE ROLLOUT EUROPE / ASIA EXPANSION

ABERCROMBIE KIDS

A&F KIDS BRAND DNA CHILDHOOD WIDE EYED WONDER YOUTHFUL SPIRIT BRAND DNA CREATIVE EXPRESSION PERFECT IMPERFECTION ENDURING QUALITY PRODUCT DNA CONVICTION WE BELIEVE KIDS ARE PERFECT JUST THE WAY THEY ARE POSITION WE CREATE PRODUCT OF ENDURING QUALITY, CRAFTED TO ENCOURAGE KIDS TO PLAY, EXPRESS THEIR CREATIVITY, AND GROW IN THEIR INDEPENDENCE

EVERYBODY COLLECTION “…the move to advertise gender neutral apparel in stores is groundbreaking” “We wish Abercrombie Kids’ new gender- neutral collection was around when we were young” “Abercrombie & Fitch is breaking gender barriers with their new unisex collection…” “Fashion should be fun, especially for little kids. This new collection gets that” “Through its engagement with consumers, the division seeks to provide product that meets customers’ needs”

AQUARIUM CAMPAIGN REVENUE + 21% TRAFFIC +200%

KIDS PROTOTYPE SMALLER, MORE PRODUCTIVE DESIGNED FOR PLAY

OUR JOURNEY STABILIZE TRANSFORM ICONIC BRANDS STRONG FOUNDATIONS CUSTOMER FOCUSED EXPERIENCED TEAM GROWTH OPPORTUNITY

SCOTT LIPESKY Chief Financial Officer FINANCIAL OBJECTIVES

OUR JOURNEY STABILIZE TRANSFORM ACCELERATE

LOW SINGLE-DIGIT TOTAL SALES CAGR DOUBLE 2017 ADJUSTED EBIT MARGIN 2.9% MODEST GROSS MARGIN EXPANSION OPERATING EXPENSE LEVERAGE GLOBAL MARKET EXPANSION POSITIVE COMPARABLE SALES TRANSFORM

Loyalty Marketing TRAFFIC Must win / Must grow Seamless Experience Store Training & Incentives CONVERSION Data & Analytics Brand Health AVERAGE UNIT RETAIL Store Remodels & Prototypes COMP SALES DRIVERS

$1.5B ADDRESSABLE INTERNATIONAL OPPORTUNITY GLOBAL MARKET EXPANSION $0.8B 2017 SALES $1.0B OPPORTUNITY $0.4B 2017 SALES $0.5B OPPORTUNITY EUROPE ASIA & ROW ROW EXCLUDES CANADA

GLOBAL MARKET EXPANSION ~3X $/GSF PRODUCTIVITY OF OPENINGS VS. CLOSURES FLEET ACTIVITY 2015-2017 OPENINGS 59 CLOSURES (152) NET CHANGE (93)

AVERAGE UNIT RETAIL DRIVE GROWTH BRAND HEALTH CONCEPT TO CUSTOMER WHAT WE BUY WHERE WE SOURCE HOW WE BUY HOW WE ALLOCATE HOW WE PRICE GROSS MARGIN EXPANSION

GROSS MARGIN EXPANSION AVERAGE UNIT COST FLAT TO UP SLIGHTLY INFLATION PRESSURE SOURCING INITIATIVES

OPERATING EXPENSE REDUCTION $400M GROSS EXPENSE SAVINGS SINCE 2013 CONTINUED PROFIT IMPROVEMENT MINDSET

CONTINUOUS PROFIT IMPROVEMENT STORE OCCUPANCY TRANSFORMATION INITIATIVES OPERATING EXPENSE LEVERAGE WHAT’S NEXT LEVERAGE FIXED EXPENSE COMP GROWTH

INVESTMENT INCREASED COST EVOLVING COST STRUCTURE INFLATION ANALYTICS CAPABILITIES MARKETING & ENGAGEMENT SHIFT TO DIGITAL

CAPITAL ALLOCATION PHILOSOPHY INVEST & TRANSFORM THE BUSINESS ANNUAL CAPITAL EXPENDITURES $125 – 175 M RETURN EXCESS CASH TO SHAREHOLDERS MAINTAIN DIVIDEND SHARE REPURCHASES 1 2

$935M Q4 2017 $700M MINIMUM LIQUIDITY TARGET STORE CLOSURES (INCL. FLAGSHIPS) FLEET PROTOTYPE CONVERSIONS NEW STORE OPENINGS TRANSFORMATION INVESTMENTS STRONG BALANCE SHEET ACCELERATION OPPORTUNITIES

OUR JOURNEY STABILIZE TRANSFORM ACCELERATE GROW SALES EXPAND MARGINS MANAGE EXPENSES DRIVE SHAREHOLDER VALUE

FRAN HOROWITZ Chief Executive Officer MORNING IN REVIEW

GROWING WHILE TRANSFORMING LOW SINGLE-DIGIT TOTAL SALES CAGR DOUBLE 2017 ADJ. EBIT MARGIN STRONG ASSETS & BALANCE SHEET OMNICHANNEL INFRASTRUCTURE THE RIGHT TEAM & RESOURCES A CLEAR PLAN POSITIVE COMP SALES GLOBAL GROWTH GROSS MARGIN EXPANSION OPEX LEVERAGE

Q & A

THANK YOU INVESTOR DAY APRIL 25, 2018 NEW YORK